Exhibit 10.11e

EXECUTION VERSION

AGENCY ASSIGNMENT AGREEMENT

This AGENCY ASSIGNMENT AGREEMENT (this “Agreement”) is dated as of June 10, 2011 by and among CANADIAN IMPERIAL BANK OF COMMERCE, ACTING THROUGH ITS NEW YORK AGENCY (“CIBC”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), and WIRECO WORLDGROUP INC., a Delaware corporation (the “U.S. Borrower”), and each of the other LOAN PARTIES hereto. Reference is made to that certain Amended and Restated Credit Agreement dated as of June 10, 2011, being entered into concurrently with this Agreement, among the U.S. Borrower, WRCA (LUXEMBOURG) HOLDINGS S.AR.L., a societe a responsabilite limitee organized under the laws of Luxembourg, WIRECO WORLDGROUP (CAYMAN) INC., an exempted company incorporated with limited liability under the laws of the Cayman Islands and certain of its subsidiaries, WIRECO WORLDGROUP LIMITED, a company organized under the laws of Cyprus, the several banks and other financial institutions or entities from time to time party thereto and DBTCA, as Administrative Agent and Collateral Agent (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

W I T N E S S E T H

WHEREAS, (a) CIBC desires to resign as Administrative Agent and Collateral Agent under the Credit Agreement, the Security Documents and each of the other Loan Documents set forth on Schedule 1 hereto (collectively, including each of the foregoing and the Loan Documents set forth on Schedule 1, the “Assigned Agreements”), (b) DBTCA desires to succeed CIBC as Administrative Agent and Collateral Agent under the Credit Agreement, the Security Documents and each of the other Assigned Agreements and (c) CIBC desires to assign all of its rights, responsibilities, duties and obligations, to DBTCA, in each case as further set forth herein;

WHEREAS, CIBC has delivered (a) that certain letter from CIBC to the U.S. Borrower, dated as of the date hereof, regarding its resignation as Administrative Agent and Collateral Agent (the “Resignation Letter to U.S. Borrower”), attached hereto as Exhibit A, (b) that certain letter from CIBC to the Lenders, dated as of the date hereof, regarding its resignation as Administrative Agent and Collateral Agent (the “Resignation Letter to Lenders”) and (c) that certain letter from CIBC to the ABL Collateral Agent, dated as of the date hereof, regarding its resignation as Administrative Agent and Collateral Agent under the Intercreditor Agreement (the “Resignation Letter to ABL Collateral Agent”, attached hereto as Exhibit C, and, together with the Resignation Letter to the U.S. Borrower and the Resignation Letter to the Lenders, the “Resignation Letters”);

WHEREAS, certain Lenders constituting “Required Lenders” have entered into that certain Third Amendment to the Credit Agreement on the date hereof (the “Third Amendment”) and have consented to the terms hereof;

WHEREAS, the Required Lenders (a) desire to acknowledge CIBC’s resignation as Administrative Agent and Collateral Agent under the Credit Agreement and each of the other Assigned Agreements, (b) desire to appoint DBTCA as Administrative Agent and Collateral Agent under the Credit Agreement and each of the other Assigned Agreements in accordance with Article VIII of the Credit Agreement and (c) desire to acknowledge the assignment by CIBC of all of its rights, responsibilities, duties and obligations, to DBTCA, in each case as further set forth herein; and

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WHEREAS, the Loan Parties (a) desire to acknowledge CIBC’s resignation as Administrative Agent and Collateral Agent under the Credit Agreement and each of the other Assigned Agreements, (b) desire to acknowledge, accept and approve of DBTCA’s appointment as Administrative Agent and Collateral Agent under the Credit Agreement and each of the other Assigned Agreements and (c) desire to acknowledge the assignment by CIBC of all of its rights, responsibilities, duties and obligations, to DBTCA, in each case as further set forth herein.

NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as defined therein.

2. Effectiveness of Resignation of Administrative Agent and Collateral Agent. All parties hereto acknowledge and agree that pursuant to the Resignation Letters, CIBC has resigned as Administrative Agent and Collateral Agent under the Credit Agreement and each of the other Assigned Agreements, effective on the date hereof upon the effectiveness of the Credit Agreement (“Restatement Effective Time”), and the parties hereto acknowledge, accept and approve such resignation (it being understood that Article VIII and Section 9.03 of the Credit Agreement and any other provisions of the Credit Agreement or any other Loan Document regarding payment of costs and expenses and indemnification of the Administrative Agent or the Collateral Agent, together with any provision of any Loan Document that shall accrue to the benefit of any retiring or resigning Agent, shall continue in effect for the benefit of CIBC in respect of any actions taken or omitted to be taken by it as Administrative Agent and Collateral Agent under the Credit Agreement on or prior to the date hereof).

3. Appointment of Successor Administrative Agent and Collateral Agent; Assignment of Agency Rights.

(a) The Administrative Agent confirms that the Required Lenders have, in the Third Amendment, pursuant to Article VIII of the Credit Agreement, (i) appointed DBTCA as the successor Administrative Agent (in such capacity, the “Successor Administrative Agent”) and DBTCA as the successor Collateral Agent (in such capacity, the “Successor Collateral Agent”, and collectively with the Successor Administrative Agent, the “Successor Agent”), in each case under and pursuant to the terms of the Credit Agreement and the other Loan Documents and effective as of the Restatement Effective Time; (ii) notified the Loan Parties of the foregoing appointments, (iii) authorized each of CIBC and DBTCA to enter into such

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assignment documentation as is customary in order to give effect to such appointment and to assign such roles (together with the rights, duties, obligations, Liens and Agency Rights (as defined below) associated therewith) from CIBC to DBTCA, and (iv) directed DBTCA in its capacities as Successor Agent to enter into, simultaneously with this Agreement, the Credit Agreement and any Security Document or other Loan Document (or amendment or reaffirmation of any Security Document or other Loan Document) to which the Administrative Agent or Collateral Agent is a party.

(b) The Borrowers hereby consent to (a) the resignation of CIBC as Administrative Agent and Collateral Agent and (b) the appointment of DBTCA as Successor Administrative Agent and Successor Collateral Agent.

(c) Pursuant to Article VIII of the Credit Agreement, DBTCA, in its capacity as both the Successor Administrative Agent and the Successor Collateral Agent, by its signature below, hereby accepts its appointment as Administrative Agent and Collateral Agent, effective as of the Restatement Effective Time and agrees to perform all of the duties of the Administrative Agent and the Collateral Agent under, and pursuant to the terms and conditions of, the Credit Agreement and the other Loan Documents.

(d) Effective as of the Restatement Effective Time, the resignation of CIBC as Administrative Agent and Collateral Agent, all parties hereto acknowledge that pursuant to Section 3(a) and Section 3(b) above, the Required Lenders have appointed DBTCA as the successor Administrative Agent and as the successor Collateral Agent under the Credit Agreement and each of the Assigned Agreements.

(e) By virtue of the resignation of CIBC as Administrative Agent and Collateral Agent and the appointment of the Successor Agent, all parties hereto acknowledge that DBTCA has succeeded (by way of assignment) to all of the rights and interests of the Administrative Agent and the Collateral Agent under all Loan Documents (collectively, the “Agency Rights”), including with respect to all of Collateral Agent’s rights and interests as the secured party, on behalf of the Secured Parties, with respect to the Collateral pledged to it pursuant to the Security Documents, any patent security agreement, any trademark security agreement, any copyright security agreement or any other Loan Document and as the holder of any Lien therein. For the avoidance of doubt (and as a supplement to and in no way in limitation of the foregoing paragraphs), effective as of the Restatement Effective Time, CIBC, in its respective capacities as Administrative Agent and Collateral Agent, hereby absolutely and unconditionally grants, assigns, novates, transfers, conveys and delivers to the Successor Agent all of CIBC’s rights, title, interest, duties and obligations in all of the Agency Rights (the “Agency Assignment”) (it being understood that Article VIII and Section 9.03 of the Credit Agreement and any other provisions of the Credit Agreement or any other Loan Document regarding payment of costs and expenses and indemnification of the Administrative Agent or the Collateral Agent, together with any provision of any Loan Document that shall accrue to the benefit of any retiring or resigning Agent, as such provisions are in effect on the Restatement Effective Time, shall continue in effect for the benefit of CIBC in respect of any actions taken or omitted to be taken by it as Administrative Agent and Collateral Agent under the Credit Agreement on or prior to the date hereof), and each of the Loan Parties hereby consents to such Agency Assignment. Successor Agent hereby absolutely and unconditionally accepts the

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foregoing assignment, assumes all of CIBC’s rights, duties and obligations as stated above pursuant to this Agreement and agrees to perform and to be bound by all of the terms, covenants and conditions of such rights, title, interest, duties and obligations which arise from and after the date hereof. Notwithstanding anything herein to the contrary, all of such assigned Liens shall in all respects be continuing and in effect and are hereby reaffirmed. Without limiting the generality of the foregoing, any reference to CIBC on any publicly filed document, to the extent such filing relates to the Liens in the Collateral assigned hereby and until such filing is modified to reflect the interests of DBTCA, shall, with respect to such Liens, constitute a reference to CIBC as collateral representative of DBTCA (provided, that the parties hereto agree that CIBC’s role as such collateral representative shall impose no duties, obligations or liabilities on CIBC).

(f) CIBC, Successor Agent and the Loan Parties agree to execute on or after the date hereof any and all instruments, agreements and other documents, including acknowledgments or assignments, reasonably requested by Successor Agent to evidence or otherwise memorialize the Agency Assignment and the succession of Successor Agent to the Agency Rights. For the avoidance of doubt, it is the obligation of the Loan Parties to perfect and maintain the perfection of Liens required by the Security Document or any other Loan Document.

(g) CIBC agrees that, to further effectuate the purposes of this Agreement, it shall, on or before the Restatement Effective Time (unless otherwise agreed to be delayed by the Supermajority Lenders with respect to the Revolving Facility), in each case at the U.S. Borrower’s expense: (i) deliver copies of each of the Assigned Agreements set forth on Schedule 1; (ii) deliver the original instruments, promissory notes and other property that are set forth on Schedule 2 and the loan registers and administrative questionnaires; (iii) deliver all documents necessary to substitute the Successor Agent as additional insured and/or loss payee with respect to the insurance policies set forth on the certificates of insurance attached hereto as Annex A; (iv) execute and deliver any documents necessary to assign its Lien on the real property described in the mortgages and deeds of trust located in the United States listed on Schedule 3; (v) execute, deliver and file any documents necessary to assign its security interest in the Patents, Trademarks and Copyrights set forth on Schedule 4; (vi) file Uniform Commercial Code assignments or amendments with respect to the Uniform Commercial Code financing statements filings listed on Schedule 5 as appropriate to evidence DBTCA’s succession as Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents; and (vii) execute and deliver notices of assignments with respect to all control agreements listed on Schedule 6 and all local law assignments and amendments listed on Schedule 7. Each of the U.S. Borrower, on behalf of itself and the other Loan Parties, and CIBC authorizes the U.S. Borrower and the other Loan Parties (and/or their respective counsel) to prepare and file at any time on or after the Restatement Effective Time (x) such additional Uniform Commercial Code assignments or amendments with respect to the Uniform Commercial Code financing statements and Personal Property Security Act (Alberta) financing statements in such offices and jurisdictions as are necessary or appropriate to effectuate the Agency Assignment; (y) such additional patent, trademark and copyright filings with respect to the Patents, Trademarks and Copyrights listed on Schedule 4 in such offices and jurisdictions as are necessary or appropriate to effectuate the Agency Assignment and (z) such local law assignments or amendments effectuate the Agency Assignment listed on Schedule 7.

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(h) The parties hereto agree that DBTCA shall bear no responsibility for any actions taken or omitted to be taken by CIBC while CIBC served as Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents or for any other event or action related to the Credit Agreement and the other Loan Documents which occurred prior to the effectiveness of this Agreement. The parties hereto agree that CIBC shall bear no responsibility for any actions taken or omitted to be taken by DBTCA as Administrative Agent and Collateral Agent under the Credit Agreement and the other Loan Documents.

4. Acknowledgements of CIBC.

(a) Subject to Section 9 below, upon the effectiveness of this Agreement, CIBC acknowledges and agrees that none of the Loan Parties have any further obligations to CIBC in its capacities as Administrative Agent and Collateral Agent under the Credit Agreement or any Loan Document (it being understood that Article VIII and Section 9.03 of the Credit Agreement and any other provisions of the Credit Agreement or any other Loan Document regarding payment of costs and expenses and indemnification of the Administrative Agent or the Collateral Agent, together with any provision of any Loan Document that shall accrue to the benefit of any retiring or resigning Agent, as such provisions are in effect on the date hereof, shall continue in effect for the benefit of CIBC in respect of any actions taken or omitted to be taken by it as Administrative Agent and Collateral Agent under the Credit Agreement on or prior to the date hereof).

(b) CIBC agrees that, with respect to any items of payment, proceeds of collateral or other collections it may receive from and after the date hereof in connection with the Loan Documents other than any amounts due it hereunder (collectively, the “Collections”), CIBC disclaims any interest in such Collections and agrees to promptly notify the Successor Agent of its receipt thereof and to promptly deliver to the Successor Agent in the same form as received, any such Collections to such account as the Successor Agent shall specify at such time.

5. Register. From and after the Restatement Effective Time, Successor Administrative Agent (or its agent or sub-agent appointed by it) shall maintain the Register as provided in Section 9.04(c) of the Credit Agreement. From and after the Restatement Effective Time, the U.S. Borrower hereby designates the Successor Administrative Agent to serve as the U.S. Borrower’s agent solely for purposes of maintaining the Register as provided in Section 9.04(c) of the Credit Agreement.

6. Effectiveness. This Agreement shall become effective, and the representations, warranties and other statements herein shall be made, on and as of the Restatement Effective Time. This Agreement shall not, except as expressly provided herein, operate as an amendment or waiver of any right, power or remedy of any Lender or the Successor Agent under any of the Loan Documents, nor constitute an amendment or waiver of any provision of any of the Loan

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Documents. Except as expressly provided herein, all of the provisions and covenants of the Credit Agreement and the other Loan Documents are and shall continue to remain in full force and effect in accordance with the terms thereof and are hereby in all respects ratified and confirmed.

7. References, Payments, Notices and Amendments to Loan Documents.

(a) From and after the Restatement Effective Time and until such time, if any, that the Successor Agent effectuates a resignation as Administrative Agent and Collateral Agent, all references in the Loan Documents to “Administrative Agent” or “Collateral Agent” shall, in each case, mean and be a reference to the Successor Agent, acting in such capacity.

(b) From and after the Restatement Effective Time and until such time, if any, that the Successor Agent effectuates a resignation as Administrative Agent and Collateral Agent, all notices and payments delivered to the “Administrative Agent” or “Collateral Agent” pursuant to any Loan Document shall be delivered to Successor Agent at the following address and otherwise in accordance with the provision set forth in such Loan Document:

Deutsche Bank Trust Company Americas

Trust & Agency Services

60 Wall Street, Mailstop NYC60-2710

New York, New York 10005

Attn: Project Finance – Wireco

Fax: 732-578-4636

E-mail: estelle.lawrence@db.com

elizabeth.baldyga@db.com
agency.gls@db.com
melissa.sadler@db.com
deborah.davis@db.com

The instructions for purposes of delivery by Loan Parties of payments due under the Credit Agreement, are as follows:

WIRE INSTRUCTIONS:

Bank Name: Deutsche Bank Trust Company Americas

Swift Address: BKTRUS33

Acct Name: Global Loan Services

Acct#: 99-907-998

Please Reference: WireCo

8. Fees and Expenses.

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(a) The U.S. Borrower agrees to pay to CIBC any and all due and outstanding fees, costs and other expenses incurred by CIBC in connection with performing its role as Administrative Agent and Collateral Agent under the Loan Documents.

(b) Without in any way limiting the U.S. Borrower’s obligations under the Loan Documents, the U.S. Borrower shall be liable for all reasonable, documented, out-of-pocket costs and expenses (including fees and expenses of counsel) incurred by CIBC and the Successor Agent in connection with this Agreement or in connection with any of the actions taken by either of them contemplated hereunder and shall promptly reimburse CIBC and/or the Successor Agent upon demand therefor.

(c) Each of the parties hereto hereby agrees that neither CIBC nor any of its Affiliates shall be under any obligation to share, rebate, disgorge or refund any fees or expense reimbursement it has received or is entitled to receive under the Loan Documents (including under this Agreement).

(d) (i) The fees payable by the U.S. Borrower to Successor Agent shall be as separately agreed between the U.S. Borrower and Successor Agent and (ii) Successor Agent shall not be entitled to any fees payable to CIBC.

9. Representations and Warranties.

(a) Successor Agent hereby represents and warrants that it is a New York banking corporation.

(b) CIBC hereby represents and warrants that (i) it has not previously assigned its rights as Administrative Agent or Collateral Agent under the Loan Documents and (ii) it has made, or promptly will make available to Successor Agent copies of all documents relating to the Credit Agreement and all written information in its possession relating to the administration and status thereof

(c) Each of the parties hereto hereby represents and warrants that (i) it is legally authorized to enter into this Agreement and perform its obligations hereunder, (ii) it has duly executed and delivered this Agreement and (iii) this Agreement is a legal, valid and binding agreement of it, enforceable against it according to its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) Each Loan Party hereto represents and warrants that as of the Restatement Effective Time, no Default or Event of Default has occurred and is continuing or would result from this Agreement.

(e) This Agreement is hereby made without representation or warranty of any kind, nature or description except as specified in clauses (a), (b) and (c) of this Section 9.

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Without limiting the generality of the foregoing, Successor Agent acknowledges that CIBC has not made any representation or warranty as to the financial condition of the U.S. Borrower and the other Loan Parties or account debtors, values, quality, quantities or locations of inventory or other assets or the collectibility or realizability of any Collateral or any Obligations or as to the legality, validity, enforceability, perfection or priority of any Obligations or Collateral. Successor Agent acknowledges that it has made, to the extent determined by it to be necessary or prudent, its own independent investigation and determination of the foregoing matters and all other matters pertaining to the assignment made hereby.

10. Indemnification, etc.

(a) Notwithstanding anything in this Agreement or in the Loan Documents to the contrary, all parties hereto expressly acknowledge and agree that the provisions of Article VIII and Section 9.03 of the Credit Agreement as existing before the date hereof, shall continue in effect for the benefit of CIBC, its sub agents and their respective Affiliates in connection with or as a result of the execution or delivery of this Agreement, any other Loan Document, or any amendment, amendment and restatement, modification or waiver of the provisions hereof or thereof, or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder (including without limitation for any actions taken or omitted to be taken by any of them in connection with any of the foregoing while CIBC was acting as Agent and while CIBC was acting as bailee or sub-agent pursuant to Section 3(d) hereof) or the consummation of the transactions contemplated hereby or thereby.

(b) The Loan Parties hereby acknowledge and agree that the Successor Agent shall be entitled to the indemnities set forth in Sections 9.03 of the Credit Agreement in connection with its execution, performance and enforcement of this Agreement.

11. Release. Intentionally omitted.

12. Reaffirmation of Loan Documents and Assigned Agreements. Each of the undersigned Loan Parties hereby expressly acknowledges and confirms, both before and after giving effect to this Agreement, that it is bound by each of the Loan Documents and Assigned Agreements to which it is a party by virtue of its having been an original signatory thereto. Each of the Loan Documents and Assigned Agreements are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the

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same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of an executed counterpart of this Agreement by facsimile transmission or electronic transmission (in pdf format) will be effective as delivery of a manually executed counterpart.

14. GOVERNING LAW.

(a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(b) EACH LOAN PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THERETO, IN ANY ACTIONS OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGEMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDINGS MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE, OR TO THE EXTENT PERMITTED BY LAW, FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LC ISSUER OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AGAINST THE LOAN PARTIES OR THEIR PROPERTIES IN THE COURTS OF ANY JURISDICTION.

15. WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and as Collateral Agent

By:	/s/ Michael Gewirtz
Name: Michael Gewirtz
Title: Executive Director

By:	/s/ Eoin Roche
Name: Eoin Roche
Title: Executive Director

CANADIAN IMPERIAL BANK OF COMMERCE, as Administrative Agent and Collateral Agent on behalf of the Required Lenders (as authorized by the Third Amendment)

By:	/s/ Michael Gewirtz
Name: Michael Gewirtz
Title: Executive Director

By:	/s/ Eoin Roche
Name: Eoin Roche
Title: Executive Director

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DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and Collateral Agent

By:	DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Cynthia J. Powell
Name: Cynthia J. Powell
Title: Vice President

By:	/s/ Estelle Lawrence
Name: Estelle Lawrence
Title: Vice President

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THE “LOAN PARTIES”:

WIRECO WORLDGROUP INC.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Vice President and CFO

WRCA (LUXEMBOURG) HOLDINGS S.Á R.L.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Director

WIRECO WORLDGROUP LIMITED

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Director

WIRECO WORLDGROUP (CAYMAN) INC.

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Director

WRCA CANADIAN HOLDINGS (LUXEMBOURG) S.Á R.L.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Director

WRCA FINANCE (LUXEMBOURG) S.Á R.L.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Director

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WRCA (LUXEMBOURG) S.Á R.L.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Director

WIRELINE WORKS PARTNERSHIP, by its general partner 1295728 ALBERTA ULC

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Director

1295728 ALBERTA ULC

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Director

WRCA US HOLDINGS INC.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Vice President and CFO

WRCA, LLC

By: WIRECO WORLDGROUP INC.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Vice President and CFO

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CASAR DRAHTSEILWERK SAAR GMBH

By:	/s/ Ira Glazer
Name: Ira Glazer
Title: Managing Director

WIRECO WORLDGROUP SALES (CAYMAN) LTD.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Director

WRCA DISTRIBUTOR (CAYMAN) LTD.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Director

PHILLYSTRAN EUROPE B.V.

By:	/s/ J. Keith McKinnish
Name: J. Keith McKinnish
Title: Vice President and CFO of WireCo WorldGroup Inc.

OLIVEIRA HOLLAND B.V.

By:	/s/ Ira Leslie Glazer
Name: Ira Leslie Glazer
Title: Authorized Signatory

WRCA PORTUGAL - SOCIEDADE UNIPESSOAL LDA

By:	/s/ Ira Leslie Glazer
Name: Ira Leslie Glazer
Title: Manager

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WIRECO WORLDGROUP PORTUGAL HOLDINGS, SGPS, S.A.

By:	/s/ Ira Leslie Glazer
Name: Ira Leslie Glazer
Title: Manager

MANUEL RODRIGUES DE OLIVEIRA SÁ & FILHOS, S.A.

By:	/s/ Ira Leslie Glazer
Name: Ira Leslie Glazer
Title: Manager

ALBINO, MAIA & SANTOS, LDA.

By:	/s/ Ira Leslie Glazer
Name: Ira Leslie Glazer
Title: Manager

CABOS & LINGAS – SOCIEDADE PORTUGUESA DE COMÉRCIO, LDA.

By:	/s/ Ira Leslie Glazer
Name: Ira Leslie Glazer
Title: Manager

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Schedule 1

Assigned Agreements

Item

PRINCIPAL DOCUMENTS

Credit Agreement

First Amendment to Credit Agreement (April 13, 2007) by and among WireCo WorldGroup, Inc., WireCo WorldGroup Limited , Canadian Imperial Bank of Commerce as Administrative Agent, and the Subsidiary Loan Parties named on signature pages thereto

Second Amendment to Credit Agreement (May 3, 2010) by and among WireCo WorldGroup, Inc., WireCo WorldGroup (Cayman) Inc., WireCo WorldGroup Limited , Canadian Imperial Bank of Commerce as Administrative Agent, and the Subsidiary Loan Parties named on signature pages thereto

Incremental Loan Agreement (Nov 24, 2010) by and among Deutsche Bank AG, New York Brach, WireCo WorldGroup Inc., WireCo WorldGroup (Cayman) Inc., WireCo WorldGroup Limited, and Canadian Imperial Bank of Commerce as Administrative Agent

Intercreditor Agreement, dated February 28, 2007, among Wire Rope Corporation of America, Inc. Canadian Imperial Bank of Commerce, and HSBC Business Credit Inc. as Administrative Agent.

First Amendment to Intercreditor Agreement (May 3, 2010) by and among WireCo WorldGroup Inc., Canadian Imperial Bank of Commerce as Term Loan Collateral Agent and HSBC Business Credit (USA) Inc. as ABL Administrative Agent

Supplement No. 1 to Intercreditor Agreement (March 26, 2007) by and among Wire Rope Corporation, certain subsidiaries and affiliates of the Company specified on the signature pages thereto, Canadian Imperial Bank of Commerce as Term Loan Collateral Agent and HSBC Business Credit (USA) as ABL Administrative Agent

Supplement No. 2 to Intercreditor Agreement (Aug 30, 2007) by and among Wire Rope Corporation, certain subsidiaries and affiliates of the Company specified on the signature pages thereto, Canadian Imperial Bank of Commerce as Term Loan Collateral Agent and HSBC Business Credit (USA) as ABL Administrative Agent

Supplement No. 3 to Intercreditor Agreement (Sept 21, 2007) by and among Wire Rope Corporation, certain subsidiaries and affiliates of the Company specified on the signature pages thereto, Canadian Imperial Bank of Commerce as Term Loan Collateral Agent and HSBC Business Credit (USA) as ABL Administrative Agent

Supplement No. 4 to Intercreditor Agreement (Dec 14, 2007) by and among WireCo WorldGroup, certain subsidiaries and affiliates thereto, Canadian Imperial Bank of Commerce as Collateral Agent and HSBC Busines Credit as ABL Administrative Agent

Supplement No. 5 to Intercreditor Agreement (Jan 25, 2010) by and among WireCo WorldGroup Inc., certain subsidiaries and affiliates of the Company specified on the signature pages thereto and Canadian Imperial Bank of Commerce as Term Loan Collateral Agent and HSBC Business Credit (USA) Inc. as ABL Administrative Agent

Supplement No. 6 to Intercreditor Agreement (Feb 1, 2010) by and among WireCo WorldGroup Inc., certain subsidiaries and affiliates of the Company specified on the signature pages thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 7 to Intercreditor Agreement (Feb 17, 2010) by and among WireCo WorldGroup Inc., certain subsidiaries and affiliates of the Company specified therein, Canadian Imperial Bank of Commerce as Collateral Agent and HSBC Business Credit as ABL Administrative Agent

Supplement No. 8 to Intercreditor Agreement: (Dec 10, 2010) by and among WireCo WorldGroup Inc., certain subsidiaries and affiliates of the Company specified on the signature pages thereto, Canadian Imperial Bank of Commerce as Term Loan Collateral Agent and HSBC Business Credit (USA) Inc. as ABL Administrative Agent

Schedule 1-1
Agency Assignment Agreement

Item

Guarantee Agreement (Feb 8, 2007) by and among each of the subsidiaries and parent holding companies party thereto, Wire Rope Corporation of America and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 1 to Guarantee Agreement (March 26, 2007) by and among each of the subsidiaries and parent holding companies from time to time parties thereto, Wire Rope Corporation of America and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 2 to Guarantee Agreement (Aug 30, 2007) by and among each of the subsidiaries and parent holding companies from time to time parties thereto, Wire Rope Corporation of America and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 5 to Guarantee Agreement (Jan 25, 2010) by and among each of the subsidiaries and parent holding companies from time to time parties thereto, WireCo WorldGroup Inc. and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 6 to Guarantee Agreement (Feb 1, 2010) by and among WireCo WorldGroup Inc. and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 7 to Guarantee Agreement (Feb 17, 2010) by and among WireCo WorldGroup Inc and Canadian Imperial Bank of Commerce as collateral agent

Supplement No. 8 to Guarantee Agreement: (Dec 10, 2010) by and among each of the subsidiaries and parent holding companies from time to time party thereto, WireCo WorldGroup Inc. and Canadian Imperial Bank of Commerce as Collateral Agent.

Intercompany Subordination Agreement, dated February 8, 2007 by and among Wire Rope Corporation of America, Inc. the parent holdings companies and subsidiaries of the Borrower signatories thereto, and Canadian Imperial Bank of Commerce as Collateral Agent.

Counterpart to Intercompany Subordination Agreement, dated March 26, 2007 by and among Wire Rope Corporation of America, Inc. the parent holdings companies and subsidiaries of the Borrower signatories thereto, and Canadian Imperial Bank of Commerce as Collateral Agent.

Counterpart Agreement to Intercompany Subordination Agreement (Aug 23, 2007) by and among Wire Rope Corporation of America, Inc., subsidiaries and parent holdings of Borrower parties thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Counterpart Agreement to Intercompany Subordination Agreement (Sept 21, 2007) by and among Wire Rope Corporation of America, Inc., subsidiaries and parent holdings of Borrower parties thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Counterpart Agreement to Intercompany Subordination Agreement (Dec 14, 2007) by and among WireCo WorldGroup Inc., subsidiaries and parent holdings of Borrower parties thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Counterpart Agreement to Intercompany Subordination Agreement (Jan 25, 2010) by and among WireCo WorldGroup Inc., each of the subsidiaries and parent holding companies of the Borrower from time to time party thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Counterpart Agreement to Intercompany Subordination Agreement (Feb 1, 2010) by and among WireCo WorldGroup Inc., each of the subsidiaries and parent holding companies of the Borrower from time to time party thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Counterpart Agreement to Intercompany Subordination Agreement (Feb 17, 2010) by and among WireCo WorldGroup Inc., subsidiaries and parent holding companies of the Borrower parties thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Counterpart Agreement to Intercompany Subordination Agreement (Dec 10, 2010) by and among WireCo WorldGroup Inc., each of the subsidiaries and parent holding companies of the Borrower from time to time party thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 1 to U.S. Security Agreement (Sept 21, 2007) by and among Wire Rope Corporation of America, WRCA US Holdings Inc., Subsidiary Loan Parties from time to time parties thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 2 to U.S. Security Agreement (Dec 14, 2007) by and among WireCo WorldGroup Inc., WRCA US Holdings Inc., Subsidiary Loan Parties from time to time parties thereto and Canadian Imperial Bank of Commerce as Collateral Agent

2
Agency Assignment Agreement

Item

Supplement No. 3 to U.S. Security Agreement (Jan 25, 2010) by and among WireCo WorldGroup Inc., WRCA US Holdings Inc., Subsidiary Loan Parties from time to time parties thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 4 to U.S. Security Agreement (Feb 17, 2007) by and among WireCo WorldGroup Inc., WRCA US Holdings Inc., Subsidiary Loan Parties from time to time parties thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 1 to U.S. Pledge Agreement (Sept 21, 2007) by and among Wire Rope Corporation of America, WRCA Holdings Inc., WRCA Finance (Luxembourg) S.ar.L , subsidiaries listed in schedule 1 thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 2 to U.S. Pledge Agreement (Dec 14, 2007) by and among WireCo WorldGroup Inc., WRCA Holdings Inc., WRCA Finance (Luxembourg) S.ar.L , subsidiaries listed in schedule 1 thereto and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement No. 3 to U.S. Pledge Agreement (Jan 25, 2010) by and among WireCo WorldGroup Inc., WRCA Holdings Inc., WRCA Finance (Luxembourg) S.ar.L , subsidiaries listed in schedule 1 thereto and Canadian Imperial Bank of Commerce as Collateral Agent

U.S. Intellectual Property Agreement (Feb 8, 2007) by and among Wire Rope Corporation of America and Canadian Imperial Bank of Commerce as Collateral Agent

Supplement to U.S. Intellectual Property Security Agreement (Jan 25, 2010) by and among Phillystran Inc. and Canadian Imperial Bank of Commerce as Collateral Agent

Collateral Assignment of Contract (EM Cable Distribution Agreement)

Collateral Assignment of Contract (EM Supply Distribution Agreement)

U.S. DEPOSIT ACCOUNT CONTROL AGREEMENTS

Deposit Account Control Agreement, dated February 8, 2007, by and among Wire Rope Corporation of America, Inc. as Debtor, HSBC Business Credit (USA) Inc. as Debtor, and Canadian Imperial Bank of Commerce as Secured Party and Second Lien Collateral Agent.

LockBox Agreement, dated February 8, 2007, by and among HSBC Bank USA, National Association as depository bank, Wire Rope Corporation of America, Inc, HSBC Business Credit (USA) Inc. and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent.

Control Agreement: WireCo WorldGroup Inc to CIBC and HSBC (Nov 29, 2010) by and among HSBC Investor Funds, WireCo WorldGroup Inc. Canadian Imperial Bank of Commerce as First Lien Collateral Agent and HSBC Business Credit (USA) Inc. as Second Lien Collateral Agent

DACA (Mar 15, 2010) by and among Phillystran, Inc as Debtor, HSBC Business Credit (USA) as First Lien Collateral Agent and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent

DACA (May 31, 2010) by and among WireCo WorldGroup as Debtor, HSBC Business Credit (USA) as First Lien Collateral Agent and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent

DACA (June, 2010) by and among WireCo WorldGroup, HSBC Business Credit (USA) as First Lien Collateral Agent and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent

DACA (Feb 14, 2011) by and among WireCo WorldGroup, HSBC Business Credit (USA) as First Lien Collateral Agent and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent

LockBox Agreement (May 31, 2011) by and among WireCo WorldGroup HSBC Business Credit (USA) as First Lien Collateral Agent and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent

3
Agency Assignment Agreement

Item

FOREIGN COLLATERAL DOCUMENTS

CANADA

General Security Agreement (March 26, 2007) by and among 1295728 Alberta ULC, Wireline Works Partnership and Canadian Imperial Bank of Commerce as Collateral Agent

Securities Pledge Agreement (March 26, 2007) by and among 1295728 Alberta ULC, WRCA Canadian Holdings (Luxembourg) S.ar.L and Canadian Imperial Bank of Commerce as Collateral Agent

Acknowledgement and Confirmation Agreement (Nov 24, 2010) by and among Original Credit Parties and Canadian Imperial Bank of Commerce as Collateral Agent

CAYMAN ISLANDS

Share Pledge of WireCo WorldGroup Sales (Cayman) Ltd (March, 2010) by and among WireCo WorldGroup Limited as Chargor and Canadian Imperial Bank of Commerce as Chargee

Share Pledge of WireCo WorldGroup Sales (Cayman) Ltd (June 3, 2010) by and among WireCo WorldGroup Limited as Chargee and Canadian Imperial Bank of Commerce as Chargee

Share Pledge of WireCo WorldGroup Sales (Cayman) Ltd (Feb 14, 2011) by and among WireCo WorldGroup Limited as Chargor and Canadian Imperial Bank of Commerce as Chargee

Deed of Amendment of Share Pledge in WireCo WorldGroup Sales (Cayman) Ltd (Feb 14, 2011) by and among WireCo WorldGroup as Chargor and Canadian Imperial Bank of Commerce as Chargee

Share Pledge of WRCA Distributor (Cayman) Ltd. (Feb 8, 2007) by and among WRCA (Cyprus) Holdings Ltd as Chargor and HSBC Business Credit (USA) Inc. as Chargee

Share Pledge of WRCA Distributor (Cayman) Ltd. (Feb 8, 2007) by and among WRCA (Cyprus) Holdings Ltd as Chargor and Canadian Imperial Bank of Commerce as Chargee

Deed of Amendment of Charge Over and Pledge of Shares in WRCA Distributor (Cayman) Ltd. (Feb 14, 2011) by and among WireCo WorldGroup Limited as Chargor and Canadian Imperial Bank of Commerce as Chargee

CYPRUS

Pledge of Shares and Preferential Shares in WRCA (Lux) Holdings S.ar.L – 1st priority (Feb 8, 2007) by and among Canadian Imperial Bank of Commerce

Pledge of Shares in WRCA Distributor (Cayman) Ltd. – 1st priority (Feb 8, 2007) by and among Canadian Imperial Bank of Commerce

Floating Charge over fixed and floating assets of the company – 1st priority (Feb 8, 2007) by and among Canadian Imperial Bank of Commerce

Debenture (Feb 8, 2007) by and among WRCA (Cyprus) Holdings Limited and Canadian Imperial Bank of Commerce as Collateral Agent

Debenture Amendment (Feb 14, 2011) relating to Debenture granted by WireCo WorldGroup Ltd on Feb 8, 2007, by and among WireCo WorldGroup Limited and Canadian Imperial Bank of Commerce as Collateral Agent

Amendment of Luxembourg Share and PEC Pledge Agreement dated Feb 2, 2007 of first fixed priority charge (Feb 14, 2011) by and among Canadian Imperial Bank of Commerce

Amendment of Charge Over Shares in WRCA Distributor (Cayman) Ltd dated Feb 8, 2007 of first fixed priority charge (Feb 14, 2011) by and among Canadian Imperial Bank of Commerce

Amendment of Charge Over Shares in WireCo Worldgroup Sales (Cayman) Ltd dated Feb 8, 2007 of first fixed priority charge (Feb 14, 2011) by and among Canadian Imperial Bank of Commerce

First Fixed and Specific Charge and Security Interest and Pledge over the shares in WireCo WorldGroup Sales (Cayman) Ltd. (Feb 14, 2011) by and among Canadian Imperial Bank of Commerce

Share Pledge in WireCo WorldGroup Ltd shares (June 28, 2010) by and among WireCo WorldGroup (Cayman) Inc. as Pledgor and Canadian Imperial Bank of Commerce as Pledgee

4
Agency Assignment Agreement

Item

GERMANY

Account Pledge Agreement (Dec 17, 2010) by and among Casar D. Saar GmbH as Pledgor and Canadian Imperial Bank of Commerce as Collateral Agent

Account Pledge Agreement (Sept 14, 2007) by and among Casar D. Saar GmbH as Pledgor and Canadian Imperial Bank of Commerce as Collateral Agent

Confirmation and Amendment Agreement (Dec 17, 2010) by and among Casar D. Saar GmbH, WireCo WorldGroup Inc. and WRCA (Lux) S.ar.L as Chargor and Canadian Imperial Bank of Commerce as Collateral Agent

Security Transfer Agreement in fixed movable assets (Sept 14, 2007) by and among Casar D. Saar GmbH as Transferor and Canadian Imperial Bank of Commerce as Collateral Agent

Security Purpose Agreement (Sept 14, 2007) by and among Casar Holding GmbH as Chargor and Canadian Imperial Bank of Commerce as Collateral Agent

Security Assignment of Receivables (Sept 14, 2007) by and among Casar D. Saar GmbH as Assignor and Canadian Imperial Bank of Commerce as Collateral Agent

Security Assignment of I.P. Rights (Sept 14, 2007) by and among Casar D. Saar GmbH as Assignor and Canadian Imperial Bank of Commerce as Collateral Agent

Abstract Acknowledgement of Debt (Sept 14, 2007) by and among Wire Rope Corp of America as Debtor and Canadian Imperial Bank of Commerce as Collateral Agent

Share Pledge of Casar D. Saar GmbH shares (Sept 13, 2007) by and among Blitz F07 GmbH as Pledgor and Canadian Imperial Bank of Commerce as Collateral Agent

Share Pledge of Casar D. Saar GmbH shares (Dec 30, 2010) by and among WRCA (Lux) S.ar.L and Canadian Imperial Bank of Commerce as Collateral Agent

Share Pledge of Blitz F07 shares (Sept 13, 2007) by and among WRCA (Lux) S.ar.L as Pledgor and Canadian Imperial Bank of Commerce as Collateral Agent

I.P. Security Agreement (June 18, 2010) by and among Casar D. Saar GmbH and Canadian Imperial Bank of Commerce as Collateral Agent

Land charge between Verreet Beteiligungsgesellschaft mbh and Canadian Imperial Bank of Commerce (Sept 14, 2007)

LUXEMBOURG

First ranking Account Pledge (Sept 14, 2007) by and among Casar Holdings GmbH (Blitz F07 GmnH) as Pledgor and Canadian Imperial Bank of Commerce over Société Générale Bank & Trust Accounts

First ranking Account Pledge (Sept 11, 2007) by and among Casar Drahtseilwerk Saar GmbH as Pledgor and Fortis Bank Luxembourg as pledgee over Fortis Bank Luxembourg bank account

Second ranking Account Pledge (Dec, 2007) by and among Casar Drahtseilwerk Saar GmbH as Pledgor and Canadian Imperial Bank of Commerce pledge over Fortis Bank Luxembourg bank account

First Ranking Share and PECS Pledge Agreement over the WRCA (Luxembourg) Holdings shares and PECS (Feb 8, 2007) by and among WRCA (Cyprus) Holdings Limited as Pledgor and Canadian Imperial Bank of Commerce as Collateral Agent as amended by a deed of Amendment of Luxembourg Share and PEC Pledge Agreement (Feb 14, 2011) by and among WireCo WorldGroup Limited as Pledgor and Canadian Imperial Bank of Commerce as Pledgee

5
Agency Assignment Agreement

Item

First Ranking Share and PECS Pledge Agreement over the WRCA Finance (Lux) Holdings shares and PECS (Feb 8, 2007) by and among WRCA (Lux) Holdings as Pledgor and Canadian Imperial Bank of Commerce as Collateral Agent and WRCA Finance (Lux) Holdings as the Company

First Ranking Pledge Agreement over the WRCA (Lux) shares (Feb 8, 2007) by and among WRCA (Lux) Holdings as Pledgor and Canadian Imperial Bank of Commerce as Collateral Agent and WRCA (Lux) as the Company

First Ranking Pledge Agreement over the WRCA (Lux) PECs March 2007 by and among WRCA (Lux) Holdings as Pledgor and Canadian Imperial Bank of Commerce as Collateral Agent and WRCA (Lux) as the Company

First Ranking Pledge Agreement over the WRCA Canadian Holdings (Lux) shares and PECs March 2007 by and among WRCA (Lux) as Pledgor and Canadian Imperial Bank of Commerce as Collateral Agent and WRCA Canadian Holdings (Lux) as the Company

NETHERLANDS

Account Pledge (March 31, 2010) by and among Phillystran Europe B.V. as Pledgor and Canadian Imperial Bank of Commerce as Pledgee

Share Pledge in Phillystran shares (Feb 11, 2010) by and among WRCA (Lux) S.ar.L as Pledgor and Canadian Imperial Bank of Commerce as Pledgee

Share Pledge - 1st ranking—in capital of Oliveira Holland B.V. (Jan 26, 2011) by and among Manuel Rodrigues d’Oliveira S.A. as Pledgor and Canadian Imperial Bank of Commerce as Pledgee

Pledge of Assets – 1nd ranking (Jan 31, 2011) by and among Oliveira Holland B.V. as Pledgor and Canadian Imperial Bank of Commerce as Pledgee

Pledge of Inventory – 2nd ranking (Feb 1, 2011) by and among Oliveira Holland B.V. as Pledgor and Canadian Imperial Bank of Commerce as Pledgee

Pledge of Insurance – 1st ranking (Jan 31, 2011) by and among Oliveira Holland B.V. as Pledgor and Canadian Imperial Bank of Commerce as Pledgee

U.S. REAL ESTATE

Amendment of Mortgage, Montgomery County, Pennsylvania (Jan 26, 2011) by and between WireCo WorldGroup Inc. as Mortgagor and Canadian Imperial Bank of Commerce as Mortgagee

Amendment of Deed of Trust, Fort Bend County, Texas (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor, Peter Graf, Esq. as Trustee and Canadian Imperial Bank of Commerce as Beneficiary

Amendment of Mortgage, Natrona County, Wyoming (Jan 26, 2011) by and between WireCo WorldGroup Inc. as Mortgagor and Canadian Imperial Bank of Commerce as Mortgagee

Deed of Trust, Security Agreement, Pettis County, Missouri (Feb 8, 2007) by and among Wire Rope Corporation of America, Inc. as Grantor* and Canadian Imperial Bank of Commerce as Grantee

Amendment of Deed of Trust, Pettis County, Missouri (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor* and Canadian Imperial Bank of Commerce as Administrative Agent

*	, First American Title Insurance Agency, Inc. as Trustee

6
Agency Assignment Agreement

Item

Amendment of Deed of Trust, Livingston County, Missouri (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor* and Canadian Imperial Bank of Commerce as Grantee

Deed of Trust, Security Agreement, Buchanan County, Missouri (Feb 8, 2007) by and among Wire Rope Corporation of America, Inc. as Grantor *and Canadian Imperial Bank of Commerce as Grantee

Amendment to Deed of Trust, Security Agreement, Buchanan County, Missouri (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor* and Canadian Imperial Bank of Commerce as Grantee

Deed of Trust, Security Agreement, Fort Bend County, Texas (Feb 8, 2007) by and among Camesa, Inc. as Grantor, Peter Graf, Esq. as Trustee and Canadian Imperial Bank of Commerce as Grantee

Deed of Trust, Security Agreement, Adair County, Missouri (Feb 8, 2007) by and among Wire Rope Corporation of America, Inc. as Grantor *and Canadian Imperial Bank of Commerce as Grantee

Deed of Trust, Security Agreement, Livingston County, Missouri (Feb 8, 2007) by and among Wire Rope Corporation of America, Inc. as Grantor *and Canadian Imperial Bank of Commerce as Grantee

Open-End Mortgage, Security Agreement, Montgomery County, Pennsylvania (February 19, 2010) between Phillystran, Inc. as Mortgagee and Canadian Imperial Bank of Commerce as Mortgagee

Mortgage, Security Agreement, Natrona County, Wyoming (Feb , 2007) by and between Wire Rope Corporation of America, Inc. as Mortgagor and Canadian Imperial Bank of Commerce as Mortgagee

Amendment to Deed of Trust, Security Agreement, Adair County, Missouri (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor* and Canadian Imperial Bank of Commerce as Grantee

7
Agency Assignment Agreement

Schedule 2

Original Instruments and Collateral

Intercompany Notes

1)	By WRCA Canadian Holdings (Luxembourg) S.Á.R.L. in favor of WRCA Finance (Luxembourg) S.Á.R.L., dated March 30, 2007, for $10,431,347.

2)	By WRCA Canadian Holdings (Luxembourg) S.Á.R.L. in favor of Wire Rope Corporation of America, Inc., dated February 26, 2007, for $19,792,500.

3)	By WRCA Distributor (Cayman) Ltd. in favor of Wire Rope Corporation of America, Inc., dated May 25, 2007, for $10,832,000.

4)	By WRCA Portugal – Sociedade Unipessoal Lda. in favor of WRCA (Luxembourg) Holdings S.A.R.L., dated November 15, 2010, for $5,000,000.00 (originally funded as €3,669,455.45).

5)	By WRCA Portugal – Sociedade Unipessoal Lda. in favor of WRCA (Luxembourg) Holdings S.A.R.L., dated November 15, 2010, for $52,884,388.77 (originally funded as €36,461,026.55 and $3,162,594.00).

6)	By WRCA Portugal – Sociedade Unipessoal Lda. in favor of WRCA (Luxembourg) Holdings S.A.R.L., dated October 12, 2010, for $4,149,900.00 (originally funded as €3,000,000.00).

7)	By WRCA US Holdings Inc. in favor of WRCA (Luxembourg) Holdings S.à.r.l., dated February 8, 2007, for $72,000,000.

8)	By WRCA (Luxembourg) Holdings S.A.R.L. in favor of Wireco Worldgroup Inc., dated November 15, 2010, for $31,405,965.13 (originally funded as €23,048,588.00).

9)	By WRCA (Luxembourg) Holdings S.A.R.L. in favor of Wireco Worldgroup Inc., dated November 15, 2010, for $5,000,000.00 (originally funded as €3,669,455.45).

10)	By WRCA (Luxembourg) Holdings S.A.R.L. in favor of WireCo World group Inc., dated November 15, 2010, for $54,000,494.77 (originally funded as €36,461,026.55 and $5,000,000.00).

Share Certificates

1)	Share Certificate No. A-3 for 1,000 Class “A” Shares of 1295728 Alberta ULC to WRCA Canadian Holdings (Luxembourg) S.à.r.l., dated February 27, 2007.

2)	Share Certificate No. 5 for 100 Shares of Wire Rope Corporation of America, Inc. to WRCA US Holdings Inc., dated February 8, 2007 (Stock Power attached).

3)	Share Certificate No. 44 for 2,011,411 Shares of Wireco Worldgroup Limited to Wireco Worldgroup (Cayman) Inc., dated December 29, 2008 (Special Power of Attorney attached).

4)	Share Certificate No. 1 for 1,000 Shares of WRCA Distributor (Cayman) Ltd. to WRCA (Cyprus) Holdings Limited, dated January 30, 2006 (Share Transfer attached).

5)	Share Certificate No. 1 for 794,843 of WRCA US Holdings Inc. to WRCA Finance (Luxembourg) S.à.r.l. (Stock Power attached).

Schedule 2-1
Agency Assignment Agreement

Partnership Interest Certificates

1)	Partnership Interest Certificate Wireline Works Partnership, Certificate No. 2, 0.01% Partnership Interest, dated March 26, 2007

2)	Partnership Interest Certificate Wireline Works Partnership, Certificate No. 1, 99.99% Partnership Interest, dated March 26, 2007.

2
Agency Assignment Agreement

Schedule 3

Mortgages / Deeds of Trust

Amendment of Mortgage, Montgomery County, Pennsylvania (Jan 26, 2011) by and between WireCo WorldGroup Inc. as Mortgagor and Canadian Imperial Bank of Commerce as Mortgagee

Amendment of Deed of Trust, Fort Bend County, Texas (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor, Peter Graf, Esq. as Trustee and Canadian Imperial Bank of Commerce as Beneficiary

Amendment of Mortgage, Natrona County, Wyoming (Jan 26, 2011) by and between WireCo WorldGroup Inc. as Mortgagor and Canadian Imperial Bank of Commerce as Mortgagee

Deed of Trust, Security Agreement, Pettis County, Missouri (Feb 8, 2007) by and among Wire Rope Corporation of America, Inc. as Grantor* and Canadian Imperial Bank of Commerce as Grantee

Amendment of Deed of Trust, Pettis County, Missouri (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor* and Canadian Imperial Bank of Commerce as Administrative Agent

Amendment of Deed of Trust, Livingston County, Missouri (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor* and Canadian Imperial Bank of Commerce as Grantee

Deed of Trust, Security Agreement, Buchanan County, Missouri (Feb 8, 2007) by and among Wire Rope Corporation of America, Inc. as Grantor *and Canadian Imperial Bank of Commerce as Grantee

Amendment to Deed of Trust, Security Agreement, Buchanan County, Missouri (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor* and Canadian Imperial Bank of Commerce as Grantee

Deed of Trust, Security Agreement, Fort Bend County, Texas (Feb 8, 2007) by and among Camesa, Inc. as Grantor, Peter Graf, Esq. as Trustee and Canadian Imperial Bank of Commerce as Grantee

Deed of Trust, Security Agreement, Adair County, Missouri (Feb 8, 2007) by and among Wire Rope Corporation of America, Inc. as Grantor *and Canadian Imperial Bank of Commerce as Grantee

Deed of Trust, Security Agreement, Livingston County, Missouri (Feb 8, 2007) by and among Wire Rope Corporation of America, Inc. as Grantor *and Canadian Imperial Bank of Commerce as Grantee

*	, First American Title Insurance Agency, Inc. as Trustee

Schedule 3-1
Agency Assignment Agreement

Open-End Mortgage, Security Agreement, Montgomery County, Pennsylvania (February 19, 2010) between Phillystran, Inc. as Mortgagee and Canadian Imperial Bank of Commerce as Mortgagee

Mortgage, Security Agreement, Natrona County, Wyoming (Feb , 2007) by and between Wire Rope Corporation of America, Inc. as Mortgagor and Canadian Imperial Bank of Commerce as Mortgagee

Amendment to Deed of Trust, Security Agreement, Adair County, Missouri (Jan 26, 2011) by and among WireCo WorldGroup Inc. as Grantor* and Canadian Imperial Bank of Commerce as Grantee

2
Agency Assignment Agreement

Schedule 4

Intellectual Property

PATENTS

PATENT NUMBER	APPLICATION NUMBER	TITLE
5804964	08/757668	Wire Rope Damage Index Monitoring Device (50%) interest
5908261	08/907336	Turnbuckle and Method of Making Turnbuckle
6260343	09/301069	High-Strength, Fatigue Resistant Strands and Wire Ropes
Not yet issued	11/970406	Socketing Material and Speltered Assembly for Terminating Tension Member

TRADEMARKS

TRADEMARK	REGISTRATION/APPLICATION NUMBER
(Design Only)	511,202
(Design Only)	912,107
(Design Only)	1,213,787
(Design Only)	1,178,813
(Design Only)	1,327,980
(Design Only)	1,854,444
(Design Only)	942,542
(Design Only)	576,187
(Design Only)	1,243,398
(Design Only)	580,161
(Design Only)	688,970
7-FLEX	1,608,812
CASAR	1,210,250
FLEX-KOTE	1,777,638
FLEX-X	1,470,416
LESCHEN	917,012
MACWHYTE	83,754
MACWHYTE (Stylized)	129,992
ORANGE STRAND	1,196,108
PHILLYSTRAN	996,803
PHILLYSTRAN, INC.	2,061,608
POWER FLEX	1,855,517
POWERSTEEL	622,100
RED-STRAND	933,754
SAFE-GUARD	684,291
SAILBRYTE	1,567,970
SPACE-LAY	853,481
STARLIFT XTRA	85/212,628

Schedule 4-1
Agency Assignment Agreement

TRADEMARK	REGISTRATION/APPLICATION NUMBER
SUPER-FLEX (Stylized)	1,294,370
TORQUE-BALANCED	1,566,749
TOWER POWER 35	1,586,492
TUF-FLEX	822,649
TUFFY (and Design)	1,664,696
TUF-KOTE	1,814,697
TUF-MAX	3,102,947
WHYTE STRAND	1,145,639
WIRECO	2,597,454
WIRECO WR (and Design)	1,189,098
WRCA	1,657,146
XIP	786,634
XXIP	1,268,871
YELLOW STRAND (Stylized)	551,915
TUF-MAX	3,102,947

COPYRIGHTS

TITLE	REGISTRATION NUMBER
TLC for you	PA-45-715
The Precision machine	PA-162-169
Making the right connections	PA-893-171
Wire rope for logging and forest industries	TX-56-758
Alloy chain slings	TX-77-947
The Ropology story, with Wirey the Ropeman	TX-101-052
Our industry has problems, apathy leads the list, speak out we did	TX-184-088
The Large, the long, and the heavy	TX-192-550
Wire rope slings: every sling made to order in length and capacity	TX-192-551
Wireco with synthetic fiber WEB slings	TX-192-552
Rigging the big lift: an engineers guide to wire rope slings and lifting systems	TX-192-553
WCRA allow chain slings	TX-452-051
Avoid kinks: uncoil and unreel rope properly	TX-498-026
Wire Rope Corporation of America, Inc., presents a two-day seminar on wire rope and rigging: St. Joseph, Missouri, September 7-9, 1980	TX-526-098
Oil & gas applications of wire rope	TX-585-503
Rigger’s digest	TX-4-334-144
Tuf-Grip wire rope assemblies	TX-4-340-265
Wire Rope crane user’s guide	TX-4-352-611
We don’t put our name just anyplace: WCRA Wire	TX-4-352-612
Loads of flexibility: flex-Grip slings	TX-4-352-613
Turf-Strand-raise your expectations	TX-4-777-944
Take a load off your mind	TX-4-799-870

Schedule 4-2
Agency Assignment Agreement

TITLE	REGISTRATION NUMBER
Synthetic web products: everything you need to take a load off your mind	TX-4-799-877
Wire Rope handbook	TX-4-808-629
Wire Rope: surface mining users guide	TX-4-817-252

Schedule 4-3
Agency Assignment Agreement

Schedule 5

UCC –1 Financing Statements

Debtor	Secured Party	Jurisdiction	UCC-1 Original File Number / File Date
1295728 ALBERTA ULC	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2007050483/ 04-12-07
1295728 ALBERTA ULC	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2008070596 (Amendment)/ 06-30-08
Phillystran Europe B.V.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2010012050/ 02-12-10
WireCo WorldGroup Inc.	Deutsche Bank Trust Company Americas, as Successor Agent	Delaware	70515584/ 02-08-07
WireCo WorldGroup Inc.	Deutsche Bank Trust Company Americas, as Successor Agent	Delaware	74215082 (Amendment)/ 11-06-07
WireCo WorldGroup Inc.	Deutsche Bank Trust Company Americas, as Successor Agent	Delaware	82220950 (Amendment)/ 06-27-08
WireCo WorldGroup Sales (Cayman) LTD.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2010015389/ 02-24-10

Schedule 5-1
Agency Assignment Agreement

Wireline Works Partnership	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2007050481/ 04-12-07
Wireline Works Partnership	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2008070595 (Amendment)/ 06-30-08
WRCA (Luxembourg) Holdings S.A.R.L.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2007019574/ 02-12-07
WRCA (Luxembourg) Holdings S.A.R.L.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2008070593 (Amendment)/ 06-30-08
WRCA (Luxembourg) S.A.R.L.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2007019575/ 02-12-07
WRCA (Luxembourg) S.A.R.L.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2008070592 (Amendment)/ 06-30-08
WRCA Canadian Holdings (Luxembourg) S.A.R.L.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2007050482/ 04-12-07
WRCA Canadian Holdings (Luxembourg) S.A.R.L.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2008070591 (Amendment)/ 06-30-08

Schedule 5-1
Agency Assignment Agreement

WRCA Distributor (Cayman) LTD	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2007019572/ 02-12-07
WRCA Distributor (Cayman) LTD	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2008070590 (Amendment)/ 06-30-08
WRCA Finance (Luxembourg) S.A.R.L.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2007019573/ 02-12-07
WRCA Finance (Luxembourg) S.A.R.L.	Deutsche Bank Trust Company Americas, as Successor Agent	Washington, D.C.	2008070589 (Amendment)/ 06-30-08
WRCA LLC	Deutsche Bank Trust Company Americas, as Successor Agent	Delaware	70515642/ 02-08-07
WRCA LLC	Deutsche Bank Trust Company Americas, as Successor Agent	Delaware	82220943 (Amendment)/ 6-27-08
WRCA US Holdings Inc.	Deutsche Bank Trust Company Americas, as Successor Agent	Delaware	70515188/ 02-08-07
WRCA US Holdings Inc.	Deutsche Bank Trust Company Americas, as Successor Agent	Delaware	82220919 (Amendment)/ 6-27-08

Schedule 5-1
Agency Assignment Agreement

Schedule 6

Control Agreements

DACA, dated February 8, 2007, by and among Wire Rope Corporation of America, Inc. as Debtor, HSBC Business Credit (USA) Inc. as Debtor, and Canadian Imperial Bank of Commerce as Secured Party and Second Lien Collateral Agent.
LockBox Agreement, dated February 8, 2007, by and among HSBC Bank USA, National Association as depository bank, Wire Rope Corporation of America, Inc, HSBC Business Credit (USA) Inc. and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent.
Control Agreement dated Nov 29, 2010 by and among by and among HSBC Investor Funds, WireCo WorldGroup Inc. Canadian Imperial Bank of Commerce as First Lien Collateral Agent and HSBC Business Credit (USA) Inc. as Second Lien Collateral Agent
DACA, dated Mar 15, 2010 by and among Phillystran, Inc as Debtor, HSBC Business Credit (USA) as First Lien Collateral Agent and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent
DACA, dated June, 2010 by and among WireCo WorldGroup, HSBC Business Credit (USA) as First Lien Collateral Agent and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent
DACA, dated Feb 14, 2011 by and among WireCo WorldGroup, HSBC Business Credit (USA) as First Lien Collateral Agent and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent
LockBox Agreement, dated May 31, 2011 by and among WireCo WorldGroup HSBC Business Credit (USA) as First Lien Collateral Agent and Canadian Imperial Bank of Commerce as Second Lien Collateral Agent

Schedule 6-1
Agency Assignment Agreement

Schedule 7

Local Law Assignment Agreements

Schedule 7-1
Agency Assignment Agreement

Annex A

Certificates of Insurance

Annex A-1
Agency Assignment Agreement

Exhibit A

Resignation Letter to U.S. Borrower

CANADIAN IMPERIAL BANK OF COMMERCE

425 Lexington Avenue

New York, New York 10174

June 10, 2011

VIA FIRST CLASS MAIL AND FACSIMILE

WireCo WorldGroup, Inc.

12200 NW Ambassador Drive

Kansas City, MO 64163-1244

Attention: Chief Financial Officer

Fax: 816.270.4707

With a copy to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, NY 10019

Fax: 212.403.2109

Attention: Joshua A. Feltman, Esq.

Re: Resignation of Canadian Imperial Bank of Commerce as Administrative Agent and Collateral Agent under that certain Credit Agreement dated as of February 8, 2007

Reference is made to that certain Credit Agreement dated as of February 7, 2007 by and among WireCo WorldGroup, Inc. (f/k/a Wire Rope Corporation of America, Inc.), a Delaware corporation, as Borrower, WireCo WorldGroup Limited (f/k/a WRCA (Cyprus) Holdings Limited), as Parent, Canadian Imperial Bank of Commerce (“CIBC”), acting through its New York Agency, as Administrative Agent and Collateral Agent on behalf of the Lenders (in such capacities, “Administrative Agent and “Collateral Agent”) and the Lenders party thereto from time to time (the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

Pursuant to Article Eight of the Credit Agreement, CIBC, in its capacities as Administrative Agent and Collateral Agent, hereby gives notice of its resignation as Administrative Agent and Collateral Agent under the Credit Agreement. Please be advised that, in accordance with Article Eight of the Credit Agreement, CIBC has also notified all Lenders of its decision to resign as Administrative Agent and Collateral Agent under the Credit Agreement. CIBC understands that the Required Lenders intend to appoint Deutsche Bank Trust Company Americas as the successor Administrative Agent and Collateral Agent. This resignation shall be effective as of the date of this letter.

[Remainder of Page Intentionally Left Blank]

Notice to Borrower	2

Very truly yours,

CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Branch, as Administrative Agent and Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Notice to Lenders	Exhibit A-2

Exhibit B

Resignation Letter to Lenders

June 10, 2011

VIA POSTING ON SYNDTRAC

To: Lenders of Record

Re: Resignation of Canadian Imperial Bank of Commerce as Administrative Agent and Collateral Agent under that certain Credit Agreement dated as of February 8, 2007

Reference is made to that certain Credit Agreement dated as of February 7, 2007 by and among WireCo WorldGroup, Inc. (f/k/a Wire Rope Corporation of America, Inc.), a Delaware corporation, as Borrower, WireCo WorldGroup Limited (f/k/a WRCA (Cyprus) Holdings Limited), as Parent, Canadian Imperial Bank of Commerce (“CIBC”), acting through its New York Agency, as Administrative Agent and Collateral Agent on behalf of the Lenders (in such capacities, “Administrative Agent” and “Collateral Agent”) and the Lenders party thereto from time to time (the “Credit Agreement”). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement.

Pursuant to Article Eight of the Credit Agreement, CIBC, in its capacities as Administrative Agent and Collateral Agent, hereby gives notice of its resignation as Administrative Agent and Collateral Agent under the Credit Agreement. Please be advised that, in accordance with Article Eight of the Credit Agreement, CIBC has also notified all Lenders of its decision to resign as Administrative Agent and Collateral Agent under the Credit Agreement. CIBC understands that the Required Lenders intend to appoint Deutsche Bank Trust Company Americas as the successor Administrative Agent and Collateral Agent. This resignation shall be effective as of the date of this letter.

Notice to Lenders	Exhibit B-1

[Remainder of Page Intentionally Left Blank]

Very truly yours,

CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Branch, as Administrative Agent and Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Notice to Lenders	Exhibit B-2

Exhibit C

Resignation Letter to ABL Collateral Agent

CANADIAN IMPERIAL BANK OF COMMERCE

425 Lexington Avenue

New York, New York 10174

June 10, 2011

HSBC Bank USA, National Association

452 Fifth Avenue

New York, NY 10018

Attention: Jimmy Schwartz, Vice President

Fax: 212.525.2520

Re:	WireCo Worldgroup Inc.

To whom it may concern:

Please be advised that effective as of the date hereof, Deutsche Bank Trust Company Americas (“DBTCA”) succeeded Canadian Imperial Bank of Commerce (“CIBC”), acting through its New York Agency, as Administrative Agent and Collateral Agent as defined in that certain Intercreditor Agreement, dated as of February 8, 2007, among HSBC Bank USA, National Association (f/k/a HSBC Business Credit (USA) Inc.) (“HSBC”), CIBC, acting through its New York Agency, WireCo Worldgroup Inc. and certain of its affiliates, as amended, modified and supplemented from time to time (the “Intercreditor Agreement”). As a result, DBTCA is entitled to the benefit of CIBC’s rights, and has assumed all of CIBC’s duties, under the Intercreditor Agreement and each of the deposit account control agreements entered into by a depository bank, HSBC, CIBC and a Grantor (as defined in the Intercreditor Agreement).

As of the date hereof, all notices to the “Administrative Agent and Collateral Agent” under the Intercreditor Agreement should be sent to:

Deutsche Bank Trust Company Americas

60 Wall Street, Mailstop NYC60-2710

New York, New York 10005

Attn: Project Finance – WireCo

Fax: 732-578-4636

Very truly yours,

CANADIAN IMPERIAL BANK OF COMMERCE, acting through its New York Branch as Administrative and Collateral Agent

By:
Name:
Title:

By:
Name:
Title:

Cc:	WireCo Worldgroup Inc.
12200 NW Ambassador Drive
Kansas City, MO 64163-1244
Attention: Chief Financial Officer
Fax: 816-270-4707

Deutsche Bank Trust Company Americas

60 Wall Street, Mailstop NYC60-2710

New York, New York 10005

Attn: Project Finance – WireCo

Fax: 732-578-4636

Notice to ABL Collateral Agent	Exhibit C-2